OPORTUN FUNDING 2022-1, LLC,
as Issuer
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee, as Securities Intermediary and as Depositary Bank
_____________________________
SERIES 2022-1 SUPPLEMENT
Dated as of March 31, 2022
to
BASE INDENTURE
Dated as of March 31, 2022
_____________________________
3.25% Asset Backed Fixed Rate Notes, Class A
4.75% Asset Backed Fixed Rate Notes, Class B
6.00% Asset Backed Fixed Rate Notes, Class C
Asset Backed Certificates

Exhibits A-H and Schedule 1 to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K.
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TABLE OF CONTENTS

Page

SECTION 1.    Definitions    2
SECTION 2.    [Reserved]    8
SECTION 3.    Article 3 of the Base Indenture    8
SECTION 4.    Optional Redemption    9
SECTION 5.    Delivery and Payment for the Notes    10
SECTION 6.    Form of Delivery of the Notes; Depository; Denominations; Transfer Provisions    10
SECTION 7.    Article 5 of the Base Indenture    19
SECTION 8.    Article 6 of the Base Indenture    23
SECTION 9.    [Reserved]    25
SECTION 10.    Article 7 of the Base Indenture    26
SECTION 11.    Amendments and Waiver    29
SECTION 12.    Counterparts    29
SECTION 13.    Governing Law    29
SECTION 14.    Waiver of Trial by Jury    30
SECTION 15.    No Petition    30
SECTION 16.    Tax Matters    30
SECTION 17.    Rights of the Trustee, the Securities Intermediary and the Depositary Bank    31
EXHIBIT A     FORM OF CLASS A RESTRICTED GLOBAL NOTE
EXHIBIT B     FORM OF CLASS B RESTRICTED GLOBAL NOTE
EXHIBIT C     FORM OF CLASS C RESTRICTED GLOBAL NOTE
EXHIBIT D     [RESERVED]
EXHIBIT E     FORM OF RESTRICTED GLOBAL CERTIFICATE
EXHIBIT F     FORM OF MONTHLY STATEMENT
EXHIBIT G     FORM OF MONTHLY ISSUER REPORT
EXHIBIT H     CUMULATIVE DEFAULT RATIO AMORTIZATION EVENT
SCHEDULE 1     LIST OF PROCEEDINGS

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SERIES 2022-1 SUPPLEMENT, dated as of March 31, 2022 (as amended, modified, restated or supplemented from time to time in accordance with the terms hereof, this “Series Supplement”), by and among OPORTUN FUNDING 2022-1, LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (“Issuer”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as trustee (together with its successors in trust under the Base Indenture referred to below, the “Trustee”), as securities intermediary (together with its successors under the Base Indenture referred to below, the “Securities Intermediary”) and as depositary bank (together with its successors under the Base Indenture referred to below, the “Depositary Bank”), to the Base Indenture, dated as of March 31, 2022, between the Issuer, the Trustee, the Securities Intermediary and the Depositary Bank (as amended, modified, restated or supplemented from time to time, exclusive of this Series Supplement, the “Base Indenture”).
Pursuant to this Series Supplement, the Issuer shall create a new Series of Notes and shall specify the principal terms thereof.
PRELIMINARY STATEMENT
WHEREAS, Section 2.2 of the Base Indenture provides, among other things, that the Issuer and the Trustee may enter into a series supplement to the Base Indenture for the purpose of authorizing the issuance of this Series of Notes.
NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
(a)There is hereby created a Series of notes and subordinate residual certificates to be issued pursuant to the Base Indenture and this Series Supplement and such Series of notes and subordinate residual certificates shall be substantially in the form of Exhibit A, B, C and D hereto, executed by or on behalf of the Issuer and authenticated by the Trustee and designated generally 3.25% Asset Backed Fixed Rate Notes, Class A, Series 2022-1 (the “Class A Notes”), 4.75% Asset Backed Fixed Rate Notes, Class B, Series 2022-1 (the “Class B Notes”), 6.00% Asset Backed Fixed Rate Notes, Class C, Series 2022-1 (the “Class C Notes” and, together with the Class A Notes and the Class B Notes, the “Senior Notes”) and the Asset Backed Certificates, Series 2022-1 (the “Certificates” and, together with the Senior Notes, the “Notes”). The Senior Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, and the Certificates shall be issued in minimum denominations of $2,500 par amount and integral multiples of $1 (par amount) in excess thereof.
(b)Series 2022-1 (as defined below) shall not be subordinated to any other Series.
(c)The Class B Notes shall be subordinate to the Class A Notes to the extent described herein.
(d)The Class C Notes shall be subordinate to the Class A Notes and the Class B Notes to the extent described herein.
(e)The Certificates shall be subordinate to the Class A Notes, the Class B Notes and the Class C Notes to the extent described herein.
SECTION 1. Definitions. In the event that any definition, term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Base Indenture, the definitions, terms and provisions of this Series Supplement shall govern. All

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Article, Section or subsection references herein mean Articles, Sections or subsections of this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Base Indenture. Each capitalized term defined herein shall relate only to the Notes.
“Additional Interest” has the meaning specified in Section 5.12(c).
“Available Funds” means, with respect to any Monthly Period, the sum of the following, without duplication: (a) any Collections received by the Servicer during such Monthly Period and deposited into the Collection Account no later than the third Business Day following the end of such Monthly Period; (b) any amounts on deposit in the Reserve Account in excess of the Reserve Account Requirement; (c) other amounts in the Reserve Account, but only to the extent necessary (after giving effect to clauses (a) and (b) above) to increase the balance of Available Funds to an amount sufficient to pay the amounts required to be paid or distributed pursuant to Section 5.15(i) – (viii); (d) all amounts held in the Reserve Account on any Payment Date after the occurrence and during the continuance of an Event of Default; and (e) all other amounts held in the Collection Account and the Reserve Account (in that order) commencing on the earliest of (i) the date on which there is an optional redemption of the Notes pursuant to Section 4 of this Series Supplement, (ii) the Legal Final Payment Date for any class of Notes then outstanding, or (iii) a Payment Date on which such amounts, together with all other Available Funds, would be sufficient to pay the entire outstanding amount of the Notes when applied as provided in Section 5.15 hereof. Any mistaken deposits into the Collection Account shall not constitute Available Funds.
“Certificateholder” means a Holder of a Certificate.
“Certificates” has the meaning specified in paragraph (a) of the Designation.
“Class A Additional Interest” has the meaning specified in Section 5.12(a).
“Class A Deficiency Amount” has the meaning specified in Section 5.12(a).
“Class A Monthly Interest” has the meaning specified in Section 5.12(a).
“Class A Note Rate” means, with respect to each Interest Period, a fixed rate equal to 3.25% per annum with respect to the Class A Notes.
“Class A Noteholder” means a Holder of a Class A Note.
“Class A Notes” has the meaning specified in paragraph (a) of the Designation.
“Class A Required Interest Distribution” has the meaning specified in Section 5.15(iii).
“Class B Additional Interest” has the meaning specified in Section 5.12(b).
“Class B Deficiency Amount” has the meaning specified in Section 5.12(b).
“Class B Monthly Interest” has the meaning specified in Section 5.12(b).
“Class B Note Rate” means, with respect to each Interest Period, a fixed rate equal to 4.75% per annum with respect to the Class B Notes.
“Class B Noteholder” means a Holder of a Class B Note.

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“Class B Notes” has the meaning specified in paragraph (a) of the Designation.
“Class B Required Interest Distribution” has the meaning specified in Section 5.15(v).
“Class C Additional Interest” has the meaning specified in Section 5.12(c).
“Class C Deficiency Amount” has the meaning specified in Section 5.12(c).
“Class C Monthly Interest” has the meaning specified in Section 5.12(c).
“Class C Note Rate” means, with respect to each Interest Period, a fixed rate equal to 6.00% per annum with respect to the Class C Notes.
“Class C Noteholder” means a Holder of a Class C Note.
“Class C Notes” has the meaning specified in paragraph (a) of the Designation.
“Class C Required Interest Distribution” has the meaning specified in Section 5.15(vii).
“Closing Date” means March 31, 2022.
“Code” means the Internal Revenue Code of 1986, as amended.
“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.
“Cumulative Default Amount” means, with respect to any Payment Date, the sum of the Outstanding Receivables Balance of all Receivables that became Defaulted Receivables from the Cut-Off Date through the end of the related Monthly Period, less the sum of the aggregate amount of all Recoveries received with respect to the Defaulted Receivables from the Cut-Off Date through the end of the related Monthly Period.
“Cumulative Default Ratio” means, with respect to any Payment Date, the fraction, expressed as a percentage, the numerator of which is the Cumulative Default Amount for such Payment Date and the denominator of which is the Initial Outstanding Receivables Balance.
“Cumulative Default Ratio Amortization Event” shall have occurred on any Payment Date if the Cumulative Default Ratio for such Payment Date specified in Exhibit H attached hereto exceeds the percentage set forth opposite such Payment Date on Exhibit H hereto.
“Cut-Off Date” means March 28, 2022.

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“Deficiency Amount” has the meaning specified in Section 5.12(c).
“Domestic Corporation” means an entity that is treated as a corporation for United States federal income tax purposes and is a United States person under Section 7701(a)(30) of the Code.
“ECO Seller” means ECO CH LLC, a Delaware limited liability company.
“EF Seller” means EF CH LLC, a Delaware limited liability company.
“Eligible Horizontal Residual Interest” means the Certificates with an initial par amount of $38,902, representing no less than 5% of the fair value of all of the Notes and the Certificates issued on the Closing Date, retained by the EPOB2 Sponsor/Seller or any of its majority-owned affiliates to comply with the requirements of the U.S. Risk Retention Rules.
“EPOB2 Sponsor/Seller” means EPO II (B) CH LLC, a Delaware limited liability company, who has agreed in the Risk Retention Letter to comply with the requirements of the U.S. Risk Retention Rules with respect to the transactions contemplated by the Transaction Documents.
“First Priority Principal Distribution Amount” has the meaning specified in Section 5.15(iv).
“Global Note” has the meaning specified in Section 6(a).
“Grantor Trust” means OPTN Funding Grantor Trust 2022-1, a Delaware statutory trust.
“Grantor Trust Agreement” means the Amended and Restated Trust Agreement, dated as of the Closing Date, among the Issuer, the Administrator and the Owner Trustee, as amended, restated, supplemented or otherwise modified from time to time.
“Grantor Trust Certificate” means the trust certificate issued to the Issuer by the Grantor Trust pursuant to the Grantor Trust Agreement, evidencing a 100% beneficial ownership interest in the Grantor Trust and the trust estate held thereunder.
“Initial Purchaser” means Goldman Sachs & Co. LLC.
“Interest Period” means, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.
“Issuer” is defined in the preamble of this Series Supplement.
“Legal Final Payment Date” means June 15, 2029; provided, that with respect to the Certificates it shall mean the Payment Date after the final distribution is made on the Grantor Trust Certificate.
“Monthly Interest” has the meaning specified in Section 5.12(c).
“Monthly Issuer Report” has the meaning specified in Section 6.3.
“Monthly Period” has the meaning specified in the Base Indenture.

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“Monthly Statement” has the meaning specified in Section 6.2(a).
“Note Principal” means on any date of determination the then outstanding principal amount of the Senior Notes.
“Note Purchase Agreement” means the agreement by and among the Initial Purchaser, the Sponsors, the Sellers, Ellington Private Opportunities Master Fund II (A) LP and Ellington Private Opportunities Master Fund II (B) LP, Ellington Credit Opportunities, Ltd., Ellington Financial Operating Partnership LLC and the Issuer, dated March 24, 2022, pursuant to which the Initial Purchaser agreed to purchase an interest in certain Notes from the Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.
“Noteholder” means with respect to any Senior Note, the holder of record of such Senior Note.
“Notes” has the meaning specified in paragraph (a) of the Designation.
“Offering Memorandum” means the Offering Memorandum, dated March 24, 2022, relating to the Senior Notes.
“Oportun Sponsor/Seller” means Oportun, Inc., a Delaware limited liability company.
“Owner Trustee” means Wilmington Trust, National Association, not in its individual capacity but solely as owner trustee of the Grantor Trust.
“Payment Date” means May 16, 2022 and the fifteenth (15th) day of each calendar month thereafter, or if such fifteenth (15th) day is not a Business Day, the next succeeding Business Day.
“Placement Agent” means Goldman Sachs & Co. LLC.
“Placement Agreement” means the agreement by and among the Placement Agent, Ellington Private Opportunities Master Fund II (A) LP and Ellington Private Opportunities Master Fund II (B) LP, Ellington Credit Opportunities, Ltd., Ellington Financial Operating Partnership LLC, the Sponsors, ECO CH LLC, EF CH LLC and the Settlor, dated March 25, 2022, pursuant to which the Placement Agent agreed to place certain of the Certificates acquired by the Oportun Sponsor/Seller, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.
“Purchase Agreements” means, collectively, (a) the Purchase and Sale Agreement, dated as of the Closing Date, by and among the Oportun Sponsor/Seller, as seller, the Grantor Trust and the Owner Trustee on behalf of the Grantor Trust, (b) the Purchase and Sale Agreement, dated as of the Closing Date, by and among the EPOB2 Sponsor/Seller, as seller, the Grantor Trust as purchaser and, for the limited purposes set forth therein, Deutsche Bank National Trust Company, not in its individual capacity but solely in its capacity as owner trustee (the “Participation Trust Owner Trustee”) on behalf of ECL Funding 2016-OPTN Master Participation Trust (the “Participation Trust”) and the Owner Trustee on behalf of the Grantor Trust, (c) the Purchase and Sale Agreement, dated as of the Closing Date, by and among the ECO Seller, as seller, the Grantor Trust as purchaser and, for the limited purposes set forth therein, the Participation Trust Owner Trustee on behalf of the Participation Trust and the Owner Trustee on behalf of the Grantor Trust and (d) the Purchase and Sale Agreement, dated as of the Closing Date, by and among the EF Seller, as seller, the Grantor Trust as purchaser and, for the

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limited purposes set forth therein, the Participation Trust Owner Trustee on behalf of the Participation Trust and the Owner Trustee on behalf of the Grantor Trust, each as may be amended, supplemented, restated or otherwise modified from time to time.
“QIB” has the meaning specified in Section 6(a)(i).
“Rapid Amortization Event” means the occurrence of (a) a Cumulative Default Ratio Amortization Event or (b) a Servicer Default or an Event of Default (in each case whatever the reason for such Rapid Amortization Event and whether it shall be voluntary or involuntary).
“Regular Principal Distribution Amount” has the meaning specified in Section 5.15(x).
“Required Certificateholders” means the holders of Certificates representing in excess of 50% of the aggregate par amount of the Certificates outstanding.
“Required Noteholders” means the holders of the most senior class of Senior Notes outstanding, voting together, representing in excess of 50% of the aggregate principal balance of such class of Senior Notes outstanding (or, if the Senior Notes have been paid in full, the Required Certificateholders).
“Required Overcollateralization Amount” means as of any date of determination, the greater of (a) 12% of the Outstanding Receivables Balance as of the end of the related Monthly Period and (b) $4,210,546, which equals 1% of the Initial Outstanding Receivables Balance.
“Reserve Account Requirement” means (a) on the initial Payment Date, the amount deposited in the Reserve Account pursuant to Section 3.3 hereof, and (b) on any Payment Date thereafter while Notes remain outstanding (after giving effect to any repayment of principal on such Payment Date), 0.25% of the aggregate outstanding amount of the Notes.
“Residual Payments” has the meaning specified in Section 5.15(xii).
“Restricted Global Certificate” has the meaning specified in Section 6(a)(ii).
“Restricted Global Notes” has the meaning specified in Section 6(a)(ii).
“Restricted Global Senior Notes” has the meaning specified in Section 6(a)(i).
“Risk Retention Letter” means the letter agreement, dated as of the Closing Date (as may be amended, supplemented or replaced in accordance with the U.S. Risk Retention Rules), by the EPOB2 Sponsor/Seller and, if applicable, its majority-owned affiliate that will hold the Required Credit Risk, in favor of the Trustee pursuant to which the EPOB2 Sponsor/Seller and, if applicable, the majority-owned affiliate of the EPOB2 Sponsor/Seller has made certain undertakings in relation to the Required Credit Risk.
“Rule 144A” has the meaning specified in Section 6(a)(i).
“Second Priority Principal Distribution Amount” has the meaning specified in Section 5.15(vi).
“Section 385 Controlled Partnership” has the meaning set forth in Treasury Regulation Section 1.385-1(c)(1) for a “controlled partnership”.

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“Section 385 Expanded Group” has the meaning set forth in Treasury Regulation Section 1.385-1(c)(4) for an “expanded group”.
“Sellers” means the Oportun Sponsor/Seller, the EPOB2 Sponsor/Seller, the ECO Seller and the EF Seller.
“Senior Notes” has the meaning specified in paragraph (a) of the Designation.
“Series 2022-1” means the Series of the Asset Backed Notes and the Asset Backed Certificates represented by the Notes.
“Series 2022-1 Termination Date” means the earliest to occur of (a) the Payment Date on which the Notes, plus all other amounts due and owing to the Noteholders, are paid in full (and, with respect to the Certificates, the final distribution on the Grantor Trust Certificate has been made), (b) the Legal Final Payment Date and (c) the Indenture Termination Date.
“Solvent” means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is “solvent” within the meaning given that term and similar terms under applicable Laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Sponsors” means the Oportun Sponsor/Seller and the EPOB2 Sponsor/Seller.
“Third Priority Principal Distribution Amount” has the meaning specified in Section 5.15(viii).
SECTION 2. [Reserved]
SECTION 3. Article 3 of the Base Indenture. Article 3 of the Indenture solely for the purposes of Series 2022-1 shall be read in its entirety as follows and shall be applicable only to the Notes:
ARTICLE 3

INITIAL ISSUANCE OF NOTES; CERTAIN FEES AND EXPENSES; APPLICATION OF PROCEEDS
Section 3.1. Initial Issuance.
(a)    Subject to satisfaction of the conditions precedent set forth in Section (b) of this Section 3.1, on the Closing Date, the Issuer will issue, in accordance with Section 2.2 of the Base Indenture and Section 6 hereof, (i) the Class A Notes, the Class B Notes and the Class C Notes in the aggregate initial principal amount equal to $348,633,000, $30,316,000 and $21,051,000, respectively, and (ii) the Certificates with

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an aggregate par amount of $100,000. No additional Notes may be issued by the Issuer without the consent of Holders of 100% of the Notes.
(b)    The Notes will be issued on the Closing Date pursuant to Section 3.1(a) above, only upon satisfaction of each of the following conditions with respect to such initial issuance:
(i)    the amount of each Class A Note, Class B Note and Class C Note shall be equal to or greater than $100,000 (and integral multiples of $1,000 in excess thereof) and the amount of each Certificate shall be equal to or greater than $2,500 par amount (and integral multiples of $1 (par amount) in excess thereof);
(ii)    such issuance and the application of the proceeds thereof shall not result in the occurrence of (1) a Servicer Default, a Rapid Amortization Event or an Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become a Servicer Default, a Rapid Amortization Event or an Event of Default; and
(iii)    all required consents have been obtained and all other conditions precedent to the purchase of the Notes under the Note Purchase Agreement shall have been satisfied.
(c)    Upon receipt of the proceeds of such issuance by or on behalf of the Issuer, the Trustee shall, or shall cause the Transfer Agent and Registrar to, indicate in the Note Register the amount thereof.
(d)    The Issuer shall not issue additional Notes of this Series.
(e)    There shall be no Payment Account initially established with respect to this Series.
Section 3.2. Certain Fees and Expenses. The Transaction Fees and Expenses (and, in the case of the initial Servicer, the Servicing Fee) and other fees, expenses and indemnity amounts owed to the Trustee, the Owner Trustee, the Collateral Trustee, the Securities Intermediary, the Depositary Bank, the Administrator, the Back-Up Servicer, the Independent Manager and the successor Servicer shall be paid by the cash flows from the Trust Estate and in no event shall the Trustee or any of the other Persons listed above be liable therefor. The portion of the foregoing amounts allocable to Series 2022-1 shall be payable to the Trustee, Owner Trustee, Collateral Trustee, Securities Intermediary, Depositary Bank, Administrator, Servicer, successor Servicer, if any, Independent Manager and the Back-Up Servicer, as applicable, solely to the extent amounts are available for distribution in respect thereof pursuant to Sections 5.15(i), (ii) and (xi), as applicable.
Section 3.3. Application of Proceeds. On the Closing Date, the Trustee shall apply the proceeds received by it for the account of the Issuer from the sale of the Senior Notes ($398,852,371.82) in accordance with an Issuer Order, as follows:
(i)    for deposit to the Reserve Account, an amount equal to $1,000,000; and
(ii)    the remainder ($397,852,371.82) shall be transferred to the Persons and in the manner described in the Issuer Order.

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On the Closing Date, the Trustee shall also apply the proceeds received by it for the account of the Issuer from the resale of certain of the Certificates in the amount specified and in accordance with an Issuer Order.
SECTION 4. Optional Redemption.
(a)The Senior Notes shall be subject to redemption by the Issuer, at the direction of the Holders of 100% of the membership interests in the Issuer, in accordance with the terms specified in Article 14 of the Base Indenture, on any Payment Date on or after the date of which the Outstanding Receivables Balance is less than 10% of the Initial Outstanding Receivables Balance.
(b)The redemption price for the Senior Notes will be equal to the sum of (i) the Note Principal determined without giving effect to any Senior Notes owned by the Issuer, plus (ii) accrued and unpaid interest on such Senior Notes through the day preceding the Payment Date on which the redemption occurs, plus (iii) any other amounts payable to such Noteholders pursuant to the Transaction Documents, plus (iv) any other amounts due and owing by the Issuer or the Servicer to the other Secured Parties (other than the Certificateholders) pursuant to the Transaction Documents, minus (v) the amounts, if any, on deposit on such Payment Date in the Collection Account and the Reserve Account for the payment of the foregoing amounts.
(c)Unless otherwise consented to by the Holders of 100% of the Certificates outstanding, concurrent with any redemption of any Senior Notes by the Issuer, the Issuer shall redeem in full all of the Certificates in accordance with Article 14 of the Base Indenture.
(d)The redemption price for the Certificates will be equal to the sum of (i) the aggregate par amount of the Certificates (calculated as though the Senior Notes were not redeemed on such Payment Date), (ii) the percentage of the Residual Payments for such Payment Date distributable to the Holders of the Certificates or the Payment Date on which the redemption occurs (calculated as though the Notes were not redeemed on such Payment Date), plus (iii) any other amounts due and owing by the Issuer or the Servicer to the Holders of the Certificates pursuant to the Transaction Documents, in each case, without duplication and net of any amounts payable in connection with the redemption of the Notes.
SECTION 5. Delivery and Payment for the Notes. The Trustee shall execute, authenticate and deliver the Notes in accordance with Section 2.4 of the Base Indenture and Section 6 below.
SECTION 6. Form of Delivery of the Notes; Depository; Denominations; Transfer Provisions.
(a)The Senior Notes shall be delivered as Registered Notes representing Book-Entry Notes as provided in Section 6(a)(i). The Certificates shall be delivered as Registered Notes representing Book-Entry Notes as provided in Section 6(a)(ii). For purposes of this Series Supplement, the term “Global Notes” refers to the Restricted Global Notes, as defined below.
(i)Restricted Global Senior Notes. The Senior Notes to be sold will be issued in book-entry form and represented by one permanent global Note for each Class in fully registered form without interest coupons (the “Restricted Global Senior Notes”), substantially in the form attached hereto as Exhibit A, B or C, as applicable, and

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will be either (x) retained by the Issuer or an Affiliate thereof or (y) offered and sold, only (1) by the Issuer to an institutional “accredited investor” within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter only to a Person that is a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act (“Rule 144A”) in accordance with Section 6(d) hereof, and shall be deposited with a custodian for, and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as provided in the Base Indenture for credit to the accounts of the subscribers at DTC. The initial principal amount of the Restricted Global Senior Notes may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.
(ii)Restricted Global Certificates. The Certificates to be sold will be issued in book-entry form and represented by one permanent global Note in fully registered form without interest coupons (the “Restricted Global Certificate” and, together with the Restricted Global Senior Notes, the “Restricted Global Notes”), substantially in the form attached hereto as Exhibit E, and will be either (x) retained by the Issuer or an Affiliate thereof or (y) offered and sold, only (1) by the Issuer to a QIB in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter only to a Person that is a QIB as defined in Rule 144A in a transaction meeting the requirements of Rule 144A, and shall be deposited with a custodian for, and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as provided in the Base Indenture for credit to the accounts of the subscribers at DTC.
(b)[Reserved].
(c)The Class A Notes, the Class B Notes and the Class C Notes will be issuable and transferable in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, and the Certificates will be issuable and transferable in minimum denominations of $2,500 par amount and integral multiples of $1 (par amount) in excess thereof.
(d)The Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for Definitive Notes except in the limited circumstances described in Section 2.18 of the Base Indenture. Beneficial interests in the Global Notes may be transferred only (i) to a Person that is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A, in compliance with the Indenture and all applicable securities Laws of any state of the United States or any other applicable jurisdiction, subject to any Requirement of Law that the disposition of the seller’s property or the property of an investment account or accounts be at all times within the seller’s or account’s control. Each transferee of a beneficial interest in a Global Note shall be deemed to have made the acknowledgments, representations and agreements set forth in Section 6(e) hereof. Any such transfer shall also be made in accordance with the following provisions:
(i)Transfer of Interests Within a Global Note. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the foregoing paragraph of this Section 6(d) and the transferee shall be deemed to have made the representations contained in Section 6(e).

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(e)Each transferee of a beneficial interest in a Global Note or of any Definitive Notes or Certificates shall be deemed to have represented and agreed that:
(1)it (i) is a QIB, (ii) is aware that the sale to it is being made in reliance on Rule 144A, (iii) is acquiring the Notes for its own account or for the account of a QIB and (iv) solely with respect to the Certificates, it is a “United States person” as defined in Section 7701(A)(30) of the Code;
(2)the Notes have not been and will not be registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, sold, pledged or otherwise transferred only to a Person that is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A, in compliance with the Indenture and all applicable securities Laws of any state of the United States or any other jurisdiction, subject to any Requirement of Law that the disposition of the seller’s property or the property of an investment account or accounts be at all times within the seller’s or account’s control and it will notify any transferee of the resale restrictions set forth above;
(3)the following legend will be placed on the Class A Notes, the Class B Notes and the Class C Notes unless the Issuer determines otherwise in compliance with applicable Law:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT (A) EITHER (I) IT IS NOT ACQUIRING SUCH NOTE (OR ANY INTEREST THEREIN) WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT

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TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL PLAN (AS DEFINED BY SECTION 3(32) OF ERISA), A CHURCH PLAN (AS DEFINED BY SECTION 3(33) OF ERISA) OR ANY OTHER EMPLOYEE BENEFIT PLAN (COLLECTIVELY WITH BENEFIT PLAN INVESTORS, “PLANS”) THAT IS SUBJECT TO ANY LAW THAT IS SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) ITS ACQUISITION AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF ANY SIMILAR LAW, AND (B) IT ACKNOWLEDGES AND AGREES THAT THIS NOTE IS NOT ELIGIBLE FOR ACQUISITION BY BENEFIT PLAN INVESTORS OR PLANS SUBJECT TO SIMILAR LAW AT ANY TIME THAT THIS NOTE IS RATED BELOW INVESTMENT GRADE.
(4)the following legend will be placed on the Certificates unless the Issuer determines otherwise in compliance with applicable Law:
THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS CERTIFICATE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER AND TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT SUCH PURCHASER OR TRANSFEREE IS EITHER (I) NOT ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) WITH THE ASSETS OF AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” (AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE

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“CODE”)), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING (EACH, A “BENEFIT PLAN INVESTOR”), A GOVERNMENTAL PLAN (AS DEFINED BY SECTION 3(32) OF ERISA), A CHURCH PLAN (AS DEFINED BY SECTION 3(33) OF ERISA) OR ANY OTHER EMPLOYEE BENEFIT PLAN (COLLECTIVELY WITH BENEFIT PLAN INVESTORS, “PLANS”) THAT IS SUBJECT TO ANY LAW THAT IS SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) (A) THE ASSETS USED TO ACQUIRE THIS CERTIFICATE (OR ANY INTEREST HEREIN) CONSTITUTE ASSETS OF AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN SECTION V(e) OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTE 95-60”)), AND THE ACQUISITION AND HOLDING OF THIS CERTIFICATE WILL BE EXEMPT UNDER PTE 95-60, (B) IT IS NOT (NOR IS ANY AFFILIATE OF SUCH PURCHASER OR TRANSFEREE) A PERSON OR ENTITY THAT HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE ISSUER OR PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO THE ASSETS OF THE ISSUER, AND (C) FOR THE ENTIRE PERIOD DURING WHICH SUCH PURCHASER OR TRANSFEREE HOLDS ITS INTEREST IN THIS CERTIFICATE, LESS THAN 25% OF THE INSURANCE COMPANY GENERAL ACCOUNT CONSTITUTES “PLAN ASSETS” OF BENEFIT PLAN INVESTORS.
NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NO TRANSFER OF A BENEFICIAL INTEREST IN THIS CERTIFICATE SHALL BE EFFECTIVE, AND ANY ATTEMPTED TRANSFER SHALL BE VOID AB INITIO, UNLESS, PRIOR TO AND AS A CONDITION OF SUCH TRANSFER, THE PROSPECTIVE TRANSFEREE OF THE BENEFICIAL INTEREST (INCLUDING THE INITIAL TRANSFEREE OF THE BENEFICIAL INTEREST) AND ANY SUBSEQUENT TRANSFEREE OF THE BENEFICIAL INTEREST IN THIS CERTIFICATE, REPRESENT AND WARRANT, IN WRITING, SUBSTANTIALLY IN THE FORM OF A TRANSFEREE CERTIFICATION THAT IS ATTACHED AS AN EXHIBIT TO THE INDENTURE, TO THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS THAT:
(I)    EITHER (A) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (EACH SUCH ENTITY A “FLOW-THROUGH ENTITY”) OR (B) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (I) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE BENEFICIAL INTEREST OF SUCH FLOW-THROUGH ENTITY IN THIS CERTIFICATE, OTHER INTEREST (DIRECT OR INDIRECT) IN THE ISSUER, OR ANY INTEREST CREATED UNDER THE

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INDENTURE AND (II) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE FLOW-THROUGH ENTITY’S BENEFICIAL INTEREST IN THIS CERTIFICATE TO PERMIT ANY ENTITY TO SATISFY THE 100-PARTNER LIMITATION OF SECTION 1.7704-1(h)(1)(ii) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH ENTITY NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.
(II)    IT IS NOT ACQUIRING ANY BENEFICIAL INTEREST IN THIS CERTIFICATE THROUGH AN “ESTABLISHED SECURITIES MARKET” OR A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF),” EACH WITHIN THE MEANING OF SECTION 7704(b) OF THE CODE, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER.
(III)    IT WILL NOT CAUSE ANY BENEFICIAL INTEREST IN THIS CERTIFICATE TO BE TRADED OR OTHERWISE MARKETED ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” OR A “SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF),” EACH WITHIN THE MEANING OF SECTION 7704(b) OF THE CODE, AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.
(IV)    ITS BENEFICIAL INTEREST IN THIS CERTIFICATE IS NOT AND WILL NOT BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS CERTIFICATE SET FORTH IN THE INDENTURE, AND IT DOES NOT AND WILL NOT HOLD ANY BENEFICIAL INTEREST IN THIS CERTIFICATE ON BEHALF OF ANY PERSON WHOSE BENEFICIAL INTEREST IN THIS CERTIFICATE IS IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS CERTIFICATE SET FORTH IN THE INDENTURE. IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, OR OTHERWISE DISPOSE OF ANY BENEFICIAL INTEREST IN THIS CERTIFICATE OR ENTER INTO ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO THIS CERTIFICATE, IN EACH CASE, IF THE EFFECT OF DOING SO WOULD BE THAT THE BENEFICIAL INTEREST OF ANY PERSON IN THIS CERTIFICATE WOULD BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS CERTIFICATE SET FORTH IN THE INDENTURE.
(V) IT WILL NOT TRANSFER ANY BENEFICIAL INTEREST IN THIS CERTIFICATE (DIRECTLY, THROUGH A PARTICIPATION THEREOF, OR OTHERWISE) UNLESS, PRIOR TO THE TRANSFER, THE TRANSFEREE OF SUCH BENEFICIAL INTEREST SHALL HAVE EXECUTED AND DELIVERED TO THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR, AND ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, A TRANSFEREE CERTIFICATION SUBSTANTIALLY IN THE FORM ATTACHED AS AN EXHIBIT TO THE INDENTURE.

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(VI)    IT WILL NOT USE THIS CERTIFICATE AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE THE ISSUER TO BECOME SUBJECT TO TAXATION AS A CORPORATION OR A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES, PROVIDED THAT IT MAY ENGAGE IN ANY REPURCHASE TRANSACTION (REPO) THE SUBJECT MATTER OF WHICH IS THIS CERTIFICATE, PROVIDED THE TERMS OF SUCH REPURCHASE TRANSACTION ARE GENERALLY CONSISTENT WITH PREVAILING MARKET PRACTICE AND THAT SUCH REPURCHASE TRANSACTION WOULD NOT CAUSE THE ISSUER TO BE OTHERWISE CLASSIFIED AS A CORPORATION OR PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES.
(VII)    IT WILL NOT TAKE ANY ACTION THAT COULD CAUSE, AND WILL NOT OMIT TO TAKE ANY ACTION, WHICH OMISSION COULD CAUSE, THE ISSUER TO BECOME TAXABLE AS A CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES.
(5)The following legend will be placed on the Certificates unless the Issuer determines otherwise in compliance with applicable Law:
(VIII)    IT IS A “UNITED STATES PERSON,” AS DEFINED IN SECTION 7701(A)(30) OF THE CODE, AND WILL NOT TRANSFER TO, OR CAUSE THIS NOTE TO BE TRANSFERRED TO, ANY PERSON OTHER THAN A “UNITED STATES PERSON,” AS DEFINED IN SECTION 7701(A)(30) OF THE CODE.
(IX)    IT ACKNOWLEDGES THAT THE ISSUER AND TRUSTEE WILL CONCLUSIVELY RELY ON THE TRUTH AND ACCURACY OF THE FOREGOING REPRESENTATIONS AND WARRANTIES, AND AGREES THAT IF IT BECOMES AWARE THAT ANY OF THE FOREGOING MADE BY IT OR DEEMED TO HAVE BEEN MADE BY IT ARE NO LONGER ACCURATE, IT SHALL PROMPTLY NOTIFY THE ISSUER AND THE TRUSTEE IN WRITING.
(X)    IT WILL PROVIDE NOTICE TO EACH PERSON TO WHOM IT PROPOSES TO TRANSFER ANY INTEREST IN THE CERTIFICATES OF THE TRANSFER RESTRICTIONS AND REPRESENTATIONS SET FORTH IN THE INDENTURE, INCLUDING THE EXHIBITS THERETO.
(6)The following legends will be placed on the Notes and the Certificates unless the Issuer determines otherwise in compliance with applicable Law:
THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS [NOTE][CERTIFICATE]. EACH TRANSFEREE OF THIS [NOTE][CERTIFICATE], BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS [NOTE][CERTIFICATE], BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE

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REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.
BY ACCEPTANCE HEREOF, THE HOLDER OF THIS [NOTE][CERTIFICATE] AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.
EACH PURCHASER OF THIS [NOTE][CERTIFICATE] IS HEREBY NOTIFIED THAT THE SELLER OF THIS [NOTE][CERTIFICATE] MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
(7)(i) in the case of Global Notes, the foregoing restrictions apply to holders of beneficial interests in such Notes (notwithstanding any limitations on such transfer restrictions in any agreement between the Issuer, the Trustee and the holder of a Global Note) as well as to Holders of such Notes and the transfer of any beneficial interest in such a Global Note will be subject to the restrictions and certification requirements set forth herein and in the Base Indenture and (ii) in the case of Definitive Notes, the transfer of any such Notes will be subject to the restrictions and certification requirements set forth herein and in the Base Indenture.
(8)the Trustee, the Issuer, the Initial Purchaser or Placement Agent for the Notes and their Affiliates and others will conclusively rely upon the truth and accuracy of the foregoing representations and agreements and agrees that if any of the representations or agreements deemed to have been made by its purchase of such Notes cease to be accurate and complete, it will promptly notify the Issuer and the Initial Purchaser or Placement Agent for the Notes in writing;
(9)if it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations and agreements with respect to each such account;
(10)with respect to the Class A Notes, the Class B Notes and the Class C Notes, either (i) it is not acquiring such Note (or any interest therein) with the assets of a Benefit Plan Investor or a Plan subject to Similar Law, or (ii) (a) the acquisition and holding of the Note (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any Similar Law and (b) it acknowledges and agrees that the Class A Notes, the Class B Notes or the Class C Notes, as applicable, are not eligible for acquisition by Benefit Plan Investors or Plans subject to Similar Law at any time that such Notes are rated below investment grade; and
(11)with respect to the Certificates, either (I) it is not acquiring the Certificates with the assets of a Benefit Plan Investor or a Plan subject to Similar Law; or (II) (i) the assets used by such purchaser or transferee to acquire a Certificate (or any interest therein) constitute assets of an “insurance company general account” as defined in Prohibited Transaction Class Exemption 95-60; (ii) for the entire period during which such purchaser or transferee holds its interest in a Certificate, less than 25% of the assets of such insurance company general account will constitute “plan assets” of Benefit Plan Investors; (iii) neither such purchaser or transferee nor any affiliate of such purchaser or transferee is a Controlling Person; and (iv) the acquisition and holding of a Certificate by

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such purchaser or transferee will satisfy the requirements of Prohibited Transaction Class Exemption 95-60.
In addition, such transferee shall be responsible for providing additional information or certification, as reasonably requested by the Trustee or the Issuer, to support the truth and accuracy of the foregoing representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes.
(f)With respect to compliance with the U.S. Risk Retention Rules, the EPOB2 Sponsor/Seller shall execute and deliver the Risk Retention Letter and comply with the transfer restrictions on the set forth therein with respect to the Required Credit Risk, which Required Credit Risk shall consist of those Certificates that are included in the Eligible Horizontal Residual Interest.
SECTION 7. Article 5 of the Base Indenture. Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7 and 5.8 of the Base Indenture shall be read in their entirety as provided in the Base Indenture. The following provisions, however, shall constitute part of Article 5 of the Indenture solely for purposes of Series 2022-1 and shall be applicable only to the Notes.
ARTICLE 5

ALLOCATION AND APPLICATION OF COLLECTIONS
Section 5.9. [Reserved].
Section 5.10. [Reserved].
Section 5.11. [Reserved].
Section 5.12. Determination of Monthly Interest.
(a)    The amount of monthly interest payable on the Class A Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i) (A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class A Note Rate, times (iii) the outstanding principal amount of the Class A Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class A Monthly Interest”).
In addition to the Class A Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class A Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class A Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class A Note Rate, times (C) any Class A Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class A Noteholders), will also be payable to the Class A Noteholders. The “Class A Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class A Monthly Interest and the Class A Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class A Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class A Deficiency Amount on the first Determination Date shall be zero.

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(b)    The amount of monthly interest payable on the Class B Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i)(A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class B Note Rate, times (iii) the outstanding principal amount of the Class B Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class B Monthly Interest”).
In addition to the Class B Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class B Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class B Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class B Note Rate, times (C) any Class B Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class B Noteholders), will also be payable to the Class B Noteholders. The “Class B Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class B Monthly Interest and the Class B Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class B Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class B Deficiency Amount on the first Determination Date shall be zero.
(c)    The amount of monthly interest payable on the Class C Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i)(A) for the initial Payment Date, a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, and (B) for any Payment Date thereafter, one-twelfth, times (ii) the Class C Note Rate, times (iii) the outstanding principal amount of the Class C Notes as of the immediately preceding Payment Date (after giving effect to any payments of principal on such preceding Payment Date) or, with respect to the first Payment Date, as of the Closing Date (the “Class C Monthly Interest” and, together with the Class A Monthly Interest and the Class B Monthly Interest, the “Monthly Interest”).
In addition to the Class C Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class C Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class C Additional Interest” and, together with the Class A Additional Interest and the Class B Additional Interest, the “Additional Interest”) of (A) one-twelfth, times (B) a rate equal to the Class C Note Rate, times (C) any Class C Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class C Noteholders), will also be payable to the Class C Noteholders. The “Class C Deficiency Amount” for any Determination Date shall be equal to the excess, if any, of (x) the sum of (i) the Class C Monthly Interest and the Class C Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class C Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class C Deficiency Amount on the first Determination Date shall be zero. The Class A Deficiency Amount together with the Class B Deficiency Amount and the Class C Deficiency Amount are collectively referred to as the “Deficiency Amount.”
Section 5.13. [Reserved].
Section 5.14. [Reserved].

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Section 5.15. Monthly Payments. No later than the third Business Day prior to each Payment Date, the Administrator on behalf of the Issuer shall instruct (based in part upon information provided by the Servicer pursuant to the Servicing Agreement) the Trustee in writing (which writing shall be substantially in the form of the Monthly Issuer Report attached hereto Exhibit G) to withdraw, and the Trustee, acting in accordance with and conclusive reliance on such instructions, shall withdraw on such Payment Date, to the extent of the funds credited to the relevant accounts, the amounts required to be withdrawn from the Collection Account and the Reserve Account (if applicable) as follows:
An amount equal to the Available Funds for the related Monthly Period shall be distributed on each Payment Date in the following priority to the extent of funds available therefor:
(i)    first, an amount equal to the Transaction Fees and Expenses for such Payment Date (plus the Transaction Fees and Expenses due but not paid on any prior Payment Date) shall be paid (A) first, to the Trustee, the Owner Trustee, the Collateral Trustee, the Securities Intermediary, the Depositary Bank, the Back Up Servicer, the Independent Manager and the successor Servicer, if any (distributed on a pari passu and pro rata basis) on such Payment Date and (B) second, to the Administrator on such Payment Date;
(ii)    second, if PF Servicing is the Servicer, an amount equal to the Servicing Fee for such Payment Date (plus any Servicing Fee due but not paid on any prior Payment Date) shall be paid to the Servicer on such Payment Date;
(iii)    third, an amount equal to the Class A Monthly Interest for such Payment Date, plus the amount of any Class A Deficiency Amount for such Payment Date, plus the amount of any Class A Additional Interest for such Payment Date (the “Class A Required Interest Distribution”) shall be paid to the Class A Noteholders on such Payment Date;
(iv)    fourth, an amount equal to (a) on any Payment Date prior to the Legal Final Payment Date of the Class A Notes, the lesser of (x) the remaining Available Funds and (y) an amount not less than zero equal to the excess of (I) the outstanding principal amount of the Class A Notes prior to any payments on such Payment Date over (II) the Outstanding Receivables Balance as of the end of the related Monthly Period; and (b) on any Payment Date on or after the Legal Final Payment Date of the Class A Notes, the outstanding principal amount of the Class A Notes (the “First Priority Principal Distribution Amount”) shall be paid to the Class A Noteholders on such Payment Date;
(v)    fifth, an amount equal to the Class B Monthly Interest for such Payment Date, plus the amount of any Class B Deficiency Amount for such Payment Date, plus the amount of any Class B Additional Interest for such Payment Date (the “Class B Required Interest Distribution”) shall be paid to the Class B Noteholders on such Payment Date;
(vi)    sixth, an amount equal to (a) on any Payment Date prior to the Legal Final Payment Date of the Class B Notes, the lesser of (x) the remaining Available Funds and (y) an amount not less than zero equal to the excess of (I) the outstanding principal amount of the Class A Notes and the Class B Notes prior to any payments on such Payment Date, less the First Priority Principal Distribution Amount over (II) the Outstanding Receivables Balance as of the end of the related Monthly Period; and (b) on any Payment Date on or after the Legal Final Payment Date of the Class B Notes, the outstanding principal amount of the Class B Notes (the “Second Priority Principal

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Distribution Amount”) shall be paid to the Class A Noteholders (until paid in full) and any remaining amounts shall be paid to the Class B Noteholders on such Payment Date;
(vii)    seventh, an amount equal to the Class C Monthly Interest for such Payment Date, plus the amount of any Class C Deficiency Amount for such Payment Date, plus the amount of any Class C Additional Interest for such Payment Date (the “Class C Required Interest Distribution”) shall be paid to the Class C Noteholders on such Payment Date;
(viii)    eighth, an amount equal to (a) on any Payment Date prior to the Legal Final Payment Date of the Class C Notes, the lesser of (x) the remaining Available Funds and (y) an amount not less than zero equal to the excess of (I) the outstanding principal amount of the Class A Notes, the Class B Notes and the Class C Notes prior to any payments on such Payment Date, less the sum of the First Priority Principal Distribution Amount and the Second Priority Principal Distribution Amount over (II) the Outstanding Receivables Balance as of the end of the related Monthly Period; and (b) on any Payment Date on or after the Legal Final Payment Date of the Class C Notes, the outstanding principal amount of the Class C Notes (the “Third Priority Principal Distribution Amount”) shall be paid to the Class A Noteholders (until paid in full), then to the Class B Noteholders (until paid in full) and then to the Class C Noteholders on such Payment Date;
(ix)    ninth, to the Reserve Account, the amount, if any, necessary to increase the amounts credited thereto to the Reserve Account Requirement for such Payment Date;
(x)    tenth, an amount equal to (a) so long a Rapid Amortization Event has not occurred and is then continuing, an amount, not less than zero, equal to the excess of (x) lesser of (a) the remaining Available Funds and (b) the excess of (A) the outstanding principal amount of the Series 2022-1 Notes prior to any payments on such Payment Date, less the sum of the First Priority Principal Distribution Amount, the Second Priority Principal Distribution Amount and the Third Priority Principal Distribution Amount over (B) the difference of the Outstanding Receivables Balance of all Eligible Receivables minus the Required Overcollateralization Amount (each determined as of the end of such Monthly Period) and (b) if a Rapid Amortization Event shall have occurred and be continuing, all remaining Available Funds (the “Regular Principal Distribution Amount”) shall be paid to the Class A Noteholders (until paid in full), then to the Class B Noteholders (until paid in full) and then to the Class C Noteholders (until paid in full);
(xi)    eleventh, an amount equal to the lesser of (A) the remaining Available Funds (determined as of the end of such Monthly Period) and (B) any unreimbursed fees, expenses and indemnity amounts (including, without limitation, any Transition Costs not paid pursuant to clause (i) above) of the Trustee, the Owner Trustee, the Back-Up Servicer, the Administrator, the Independent Manager and any successor Servicer, shall be paid thereto (distributed in the priority set forth in clause (i) above) on such Payment Date; and
(xii)    twelfth, the balance, if any, shall be distributed to the Certificateholders (the “Residual Payments”).
Section 5.16. Servicer’s or Administrator’s Failure to Make a Deposit or Payment. The Trustee shall not have any liability for any failure or delay in making the payments or deposits described herein resulting from a failure or delay by the Servicer or the Administrator, as applicable, to make or give instructions to make, such payment or deposit in accordance with the

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terms herein. If the Servicer or the Administrator, as applicable, fails to make or give instructions to make any payment, deposit or withdrawal required to be made or given by the Servicer or the Administrator at the time specified in the Base Indenture or this Series Supplement (including applicable grace periods), the Trustee shall make such payment, deposit or withdrawal from the applicable Trust Account without instruction from the Administrator or, solely with respect to mistaken deposits into the Collection Account, the Servicer. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof. The Administrator shall, upon reasonable request of the Trustee, promptly provide the Trustee with all information necessary and in its possession to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Servicer (or instructed to be made by the Administrator).
SECTION 8. Article 6 of the Base Indenture. Article 6 of the Base Indenture shall read in its entirety as follows and shall be applicable only to the Noteholders and the Certificateholders:
ARTICLE 6

DISTRIBUTIONS AND REPORTS
Section 6.1. Distributions.
(a)    On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Issuer Report delivered by the Administrator on behalf of the Issuer on or before the third Business Day prior to the related Payment Date pursuant to Section 6.3) to each Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution), such Noteholder’s pro rata share (based on the Note Principal held by such Noteholder) of the amounts on deposit in the Collection Account that are payable to the Noteholders of the applicable Class pursuant to Section 5.15 by wire transfer to an account designated by such Noteholders, except that, with respect to Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.
(b)    On each Payment Date, the Trustee shall distribute (in accordance with the Monthly Issuer Report delivered by the Administrator on behalf of the Issuer on or before the third Business Day prior to the related Payment Date pursuant to Section 6.3) to each Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution), such Certificateholder’s pro rata share (based on the percentage that the par amount of the Certificates held by such Certificateholder set forth in the related Certificate represents to 100% of the par amount of all of the Certificates) of the amounts on deposit in the Collection Account that are payable to the Certificateholders pursuant to Section 5.15(xii) by wire transfer to an account designated by such Certificateholders. No distribution on the Certificates shall reduce the nominal par amount of any Certificate, except the final distribution of the Trust Estate shall be deemed to repay the aggregate nominal par amount of the Certificates in full.
(c)    Notwithstanding anything to the contrary contained in the Base Indenture or this Series Supplement, if the amount distributable in respect of principal on the Senior Notes or the Certificates on any Payment Date is less than one dollar, then no such distribution of principal need be made on such Payment Date to the Noteholders or Certificateholders, as applicable.
Section 6.2. Monthly Statement.

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(a)    On or before each Payment Date, the Trustee shall make available electronically to each Noteholder and Certificateholder, a statement in substantially the form of Exhibit F hereto (a “Monthly Statement”) prepared by the Administrator on behalf of the Issuer (based in part on the related Monthly Servicer Report substantially in the form attached as Exhibit A-1 to the Servicing Agreement that is delivered to the Issuer, the Administrator and the Trustee by the Servicer pursuant to the Servicing Agreement) and delivered to the Trustee on the preceding Determination Date and setting forth, among other things, the following information:
(i)    the amount of Collections (including a breakdown of Finance Charges vs. principal Collections) received during the related Monthly Period;
(ii)    the amount of Available Funds on deposit in the Collection Account and, if applicable, the Reserve Account on the related Payment Date;
(iii)    the amount of the Transaction Fees and Expenses, Monthly Interest, Deficiency Amounts and Additional Interest, respectively;
(iv)    the Reserve Account Requirement and the balance in the Reserve Account on the related Payment Date;
(v)    the amount of the Servicing Fee for such Payment Date;
(vi)    the total amount to be distributed to the Class A Noteholders, the Class B Noteholders, the Class C Noteholders and the Certificateholders on such Payment Date;
(vii)    the outstanding principal amount of the Class A Notes, the Class B Notes and the Class C Notes and the outstanding par amount of the Certificates as of the end of the day on the Payment Date;
(viii)    the aggregate amount of Receivables that became Defaulted Receivables during the related Monthly Period; and
(ix)    the aggregate Outstanding Receivables Balance of Receivables which were 1-29 days, 30-59 days, 60-89 days, and 90-119 days delinquent, respectively, as of the end of the preceding Monthly Period.
On or before each Payment Date, to the extent the Administrator provides such information to the Trustee, the Trustee will make available the Monthly Statement via the Trustee’s Internet website and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Loans and Related Rights, including the Receivables as the Trustee may have in its possession, but only with the use of a password provided by the Trustee; provided, however, the Trustee shall have no obligation to provide such information described in this Section 6.2 until it has received the requisite information from the Issuer, the Administrator or the Servicer and the applicable Noteholder or Certificateholder has completed the information necessary to obtain a password from the Trustee. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. With respect to the Monthly Statement required to be delivered with respect to any Payment Date, to the extent that the Administrator delivers the Monthly Issuer Report to the Trustee and such Monthly Issuer Report contains all of the information required to be included in the Monthly Statement, such Monthly Issuer Report shall constitute the Monthly Statement for all purposes hereunder and under the Transaction Documents.
(b)    The Trustee’s internet website shall be initially located at “www.wilmingtontrustconnect.com” or at such other address as shall be specified by the Trustee

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from time to time in writing to the Noteholders and Certificateholders. In connection with providing access to the Trustee’s internet website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for information disseminated in accordance with this Series Supplement.
(c)    Annual Tax Statement. To the extent required by the Code or the Treasury regulations thereunder, on or before January 31 of each calendar year, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder or a Certificateholder, a statement prepared by the Administrator on behalf of the Issuer containing the information required to be contained in the regular monthly report to Noteholders and Certificateholders, as set forth in Section 6.2(a)(vi) and (vii) above, aggregated for such calendar year, and a statement prepared by the Administrator or the Issuer with such other customary information (consistent with the treatment of the Senior Notes as debt and the Certificates as equity for tax purposes) required by applicable tax Law to be distributed to the Noteholders or the Certificateholders. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.
Section 6.3. Monthly Issuer Report. On or before the third Business Day prior to each Payment Date, the Administrator on behalf of the Issuer shall provide to the Trustee a report substantially the form of Exhibit G hereto (a “Monthly Issuer Report”), or in such other form that is agreed to by the Issuer (or the Administrator on behalf of the Issuer) and the Trustee, instructing the Trustee with respect to the payments and distributions to be made on the next occurring Payment Date. The Monthly Issuer Report shall be based in part on the related Monthly Servicer Report substantially in the form attached as Exhibit A-1 to the Servicing Agreement that is delivered to the Issuer, the Administrator and the Trustee by the Servicer pursuant to the Servicing Agreement).
SECTION 9. [Reserved].
SECTION 10. Article 7 of the Base Indenture. Article 7 of the Base Indenture shall read in its entirety as follows:
ARTICLE 7

REPRESENTATIONS AND WARRANTIES OF THE ISSUER
Section 7.1. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Trustee and each of the Secured Parties as of the Closing Date that:
(a)    Organization and Good Standing, etc. The Issuer has been duly organized and is validly existing and in good standing under the Laws of the State of Delaware, with power and authority to own its properties and to conduct its respective businesses as such properties are presently owned and such business is presently conducted. The Issuer is not organized under the Laws of any other jurisdiction or Governmental Authority. The Issuer is duly licensed or qualified to do business as a foreign entity in good standing in the jurisdiction where its principal place of business and chief executive office is located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.
(b)    Power and Authority; Due Authorization. The Issuer has (a) all necessary power, authority and legal right to (i) execute, deliver and perform its obligations under the Indenture and each of the other Transaction Documents to which it is a party and (b) duly authorized, by all necessary action, the execution, delivery and performance of the Indenture and the other

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Transaction Documents to which it is a party and the borrowing, and the granting of security therefor, on the terms and conditions provided herein.
(c)    No Violation. The consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms hereof will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the organizational documents of the Issuer or (ii) any indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it or its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than pursuant to the terms of the Transaction Documents, or (c) violate any Law applicable to the Issuer or of any Governmental Authority having jurisdiction over the Issuer or any of its respective properties.
(d)    Validity and Binding Nature. This Indenture is, and the other Transaction Documents to which it is a party when duly executed and delivered by the Issuer and the other parties thereto will be, the legal, valid and binding obligation of the Issuer enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Law affecting creditors’ rights generally and by general principles of equity.
(e)    Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority required for the due execution, delivery or performance by the Issuer of any Transaction Document to which it is a party remains unobtained or unfiled, except for the filing of the UCC financing statements.
(f)    [Reserved].
(g)    Margin Regulations. The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds with respect to the sale of the Notes, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.
(h)    Perfection. (i)     The Grantor Trust Certificate constitutes either a “certificated security,” other “investment property” or a “general intangible,” as those terms are defined in the UCC.
(ii) The Issuer owns and has good and marketable title to the Grantor Trust Certificate free and clear of all Adverse Claims.
(iii) The Issuer has delivered the original, executed Grantor Trust Certificate to the Trustee, together with an endorsement sufficient to cause the Trustee to have “control” within the meaning of Article 8 of the UCC to the extent the Grantor Trust Certificate is a “certificated security” within the meaning of such Article 8.
(iv)     The Grantor Trust Certificate has no marks or notations indicating that it has been pledged, assigned, or otherwise conveyed to any Person other than the Trustee.
(v)    Within the time required pursuant to the Perfection Representations, all financing statements and other documents required to be recorded or filed in order to perfect and protect the assets of the Trust Estate against all creditors (other than Secured

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Parties) of, and purchasers (other than Secured Parties) from, the Issuer and the Sellers will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.
(vi)    The Indenture constitutes a valid grant of a security interest to the Trustee for the benefit of the Secured Parties in all right, title and interest of the Issuer in the Trust Estate.
(vii)    Other than (A) the security interest granted to the Trustee pursuant to this Indenture and (B) the deposit of assets in trust under the Grantor Trust, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Grantor Trust Certificate or any other portion of the Trust Estate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement relating to the security interest granted to the Trustee hereunder.
(viii)    Immediately prior to, and after giving effect to, the initial purchase of the Notes, the Issuer will be Solvent.
(i)    Offices. The principal place of business and chief executive office of the Issuer is located at the address referred to in Section 15.4 (or at such other locations, notified to the Trustee in jurisdictions where all action required thereby has been taken and completed).
(j)    Tax Status. The Issuer has filed all tax returns (federal, state and local) required to be filed by it and has paid or made adequate provision for the payment of all taxes (including all state franchise taxes), assessments and other governmental charges that have become due and payable (including for such purposes, the setting aside of appropriate reserves for taxes, assessments and other governmental charges being contested in good faith).
(k)    Use of Proceeds. No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Exchange Act.
(l)    Compliance with Applicable Laws; Licenses, etc.
(i)    The Issuer is in compliance with the requirements of all applicable Laws of all Governmental Authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.
(ii)    The Issuer has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.
(m)    No Proceedings. Except as described in Schedule 1:
(i)    there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority to which the Issuer is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the knowledge of the Issuer, threatened, before or by any Governmental Authority, against the Issuer that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; and
(ii)    there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the knowledge of the Issuer, threatened, before or by any

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Governmental Authority (A) asserting the invalidity of this Indenture, the Notes or any other Transaction Document, (B) seeking to prevent the issuance of the Notes pursuant hereto or the consummation of any of the other transactions contemplated by this Indenture or any other Transaction Document or (C) seeking to adversely affect the federal income tax attributes of the Issuer.
(n)    Investment Company Act; Covered Fund. The Issuer is not an “investment company” within the meaning of the Investment Company Act and the Issuer relies on the exception from the definition of “investment company” set forth in Rule 3a-7 under the Investment Company Act, although other exceptions or exclusions may be available to the Issuer. The Issuer is not a “covered fund” as defined in the final regulations issued December 10, 2013 implementing the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act).
(o)    Subsidiaries. The Issuer has no Subsidiaries other than the Grantor Trust and does not own or hold, directly or indirectly, any equity interest in any Person, other than the Grantor Trust Certificate, Permitted Investments and the Certificates.
(p)    Notes. The Senior Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with the Note Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture. The Certificates have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture and delivered and paid for, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.
Section 7.2. Reaffirmation of Representations and Warranties by the Issuer. On the Closing Date, the Issuer shall be deemed to have certified that all representations and warranties described in Section 7.1 hereof are true and correct on and as of such day as though made on such day (except to the extent they relate to an earlier or later date, and then as of such earlier or later date).
SECTION 11. Amendments and Waiver. Any amendment, waiver or other modification to this Series Supplement shall be subject to the restrictions thereon in the Base Indenture.
SECTION 12. Counterparts. This Series Supplement may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. This Series Supplement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (a) an original manual signature, (b) a faxed, scanned, photocopied, or other electronically imaged manual signature, or (c) any other electronic signature permitted by Signature Law, in each case to the extent applicable. Each faxed, scanned, photocopied, or other electronically imaged manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, photocopied, or other electronically imaged manual signature, or other electronic signature, of any other party (whether such signature is with respect to this Series Supplement or any notice, officer’s certificate or other ancillary document (but not any Notes or Certificates) delivered pursuant to or in connection with this Series Supplement) and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or

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indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.
SECTION 13. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §§5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS SERIES SUPPLEMENT AND EACH NOTEHOLDER AND CERTIFICATEHOLDER HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH NOTEHOLDER AND CERTIFICATEHOLDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 14. Waiver of Trial by Jury. To the extent permitted by applicable Law, each of the parties hereto and each of the Noteholders and Certificateholders irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Series Supplement or the Transaction Documents or any matter arising hereunder or thereunder.
SECTION 15. No Petition. The Trustee, by entering into this Series 2022-1 Supplement and each Noteholder and Certificateholder, by accepting a Note, hereby covenant and agree that they will not, prior to the date which is one year and one day after payment in full of the last maturing Senior Note and the termination of the Indenture, institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.
SECTION 16. Tax Matters. Each Certificateholder, by acceptance of a Certificate, represents that it understands that no transfer of a Certificate (or interest therein) is permitted (nor shall a Certificate be so held) if (i) it causes the Issuer to be a Section 385 Controlled Partnership (i.e., 80 percent or more of the Issuer’s ownership interests are owned, directly or indirectly, by one or more members of a Section 385 Expanded Group) that has an expanded group partner (within the meaning of Treasury Regulation section 1.385-3(g)(12)) which is a Domestic Corporation and (ii) either (x) a member of such Section 385 Expanded Group owns any Senior Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Senior Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385 Expanded Group that is a partner in the Section 385 Controlled Partnership, is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). Each Certificateholder, by acceptance of a Certificate, represents that it understands that no transfer of a Certificate (or interest therein) shall be permitted (nor shall a Certificate be so held) if (i) it results in the Issuer becoming an entity disregarded as separate from a Domestic Corporation for U.S. federal income tax purposes and (ii) either (x) a member of a Section 385 Expanded Group that includes such Domestic Corporation owns any Senior Notes or (y) a Section 385 Controlled Partnership of such Section 385 Expanded Group owns any Senior Notes (in the case of clause (x), unless such member, or in the case of clause (y), unless each member of the Section 385

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Expanded Group that is a partner in such Section 385 Controlled Partnership) is a member of the consolidated group (as described in Treasury Regulation section 1.1502-1(h)) which includes such Domestic Corporation). For purposes of determining the Issuer’s ownership interests in this paragraph, any PTP Transfer Restricted Interests (other than the Certificates) shall be taken into account either as debt interests or ownership interests based on whichever treatment, if any, would result in the Issuer being treated as a Section 385 Controlled Partnership or a disregarded entity for purposes of applying this paragraph’s restriction (it being understood that if PTP Transfer Restricted Interests are taken into account as ownership interests for this purpose then such PTP Transfer Restricted Interest are not also considered Senior Notes for the Senior Note ownership restriction of this paragraph).
SECTION 17. Rights of the Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Trustee, the Securities Intermediary and the Depositary Bank under the Base Indenture shall apply hereunder as if fully set forth herein.
[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.
OPORTUN FUNDING 2022-1, LLC
By: Ellington Management Group, L.L.C., its Manager
By: /s/Laurence Penn
Name: Laurence Penn
Title: Vice Chairman

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, Securities Intermediary and Depositary Bank
By:_/s/ Drew H. Davis____________________
Name: Drew H. Davis
Title: Vice President

[Indenture Supplement (OF 2022-1)]